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                                                                   Exhibit 10.12


                  AMENDMENT TO BOTTLING AND SERVICES AGREEMENT

            This Amendment, dated as of March 1, 2005, to Bottling and Services Agreement, by and between Terra Limited, a company incorporated in Ireland ("Terra") and Castle Brands Spirit Company Limited, a company incorporated in Ireland (formerly The Roaring Water Bay Spirits Company Limited) (the "Customer");

                                   WITNESSETH:

            THAT WHEREAS, the Customer and Terra are parties to that certain Bottling and Services Agreement, dated September 5, 2002 (the "Bottling and Services Agreement");

            WHEREAS, Terra and the Customer wish to extend the Bottling and Services Agreement, confirm the current prices of products thereunder, provide for the continued supply of cream liqueurs, and agree to renegotiate said prices in the future;

            NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            1. Section 1 of the Bottling and Services Agreement is hereby amended such that the duration of this Bottling and Services Agreement will extend until 28th February 2009.

            2. The parties hereby agree (i) that the prices in effect 28th February 2005 will continue to remain in effect through 31st December 2005 and
(ii) to negotiate in good faith appropriate price adjustments for 2006 and subsequent years, based on changes in raw materials and/or relevant price indexes.

            3. Section 23 (i) of the Bottling and Services Agreement is hereby deleted in its entirety. The remaining provisions of Section 23 shall remain unchanged.

            4. Terra agrees that it shall, under the direction and subject to the specifications of Customer, obtain the raw materials, vat, mix and bottle Brady's, O'Leary's and O'Shea's Irish Creams and such other Irish creams as the parties shall agree for the term of the Bottling and Services Agreement. The parties hereby agree (i) that the prices in effect 28th February 2005 for the services referred to in this Section 4 will continue to remain in effect through 31st December 2005 and (ii) to negotiate in good faith appropriate price adjustments for 2006 and subsequent years, based on changes in raw materials and/or relevant price indexes.

            5. Except as expressly set forth herein the Bottling and Services Agreement shall remain in full force and effect and is ratified and confirmed as amended hereby.
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Signed for and on behalf of
TERRA LIMITED
in the presence of:                     /s/ Patsy McKevitt
                                        -------------------------------------
                                              Director

/s/ Shawn McKevitt
-------------------------------------

Date:  23rd September, 2005             Date:  23rd September, 2005

Signed for and on behalf of
CASTLE BRANDS SPIRITS COMPANY LIMITED
in the presence of:                     /s/ Keith A. Bellinger
                                        -------------------------------------
                                              Director

/s/ Mark Andrews
-------------------------------------


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